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Exhibit 99
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                              FOR IMMEDIATE RELEASE
                              ---------------------

April 16, 1998                                    Contact: Catherine C. Jetter
                                                           (513) 241-9161

Ciao Cucina Corporation announced today that it has reached a settlement agreement with Carl A. Bruggemeier, providing for his resignation as President and Chief Executive Officer of the Company. Mr. Bruggemeier will be available to the Company for consulting services, as needed, until January 31, 1999. In addition, Mr. Bruggemeier has resigned from the Board of Directors of the Company.

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